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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  JUNE 5, 2006

                                -----------------

                                   PCTEL, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      000-27115                77-0364943
        --------                      ---------                ----------
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
       Incorporation)                                       Identification No.


                        8725 W. HIGGINS ROAD, SUITE 400
                                CHICAGO, IL 60631
          (Address of Principal Executive Offices, including Zip Code)

                                 (773) 243-3000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     At the Annual Meeting of Stockholders of PCTEL, Inc. (the "Company") held on June 5, 2006 (the "2006 Annual Meeting"), the stockholders of the Company approved the amendment and restatement of the Company's 1997 Stock Plan (the "Stock Plan"). The amended and restated Stock Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, and other stock or cash awards as determined by the administrator of the Stock Plan.

     The principal features of the amended and restated Stock Plan are summarized under the caption "Proposal #3--Approval of the 1997 Stock Plan as Amended and Restated" in the Company's definitive Proxy Statement for the 2006 Annual Meeting, filed with the Securities and Exchange Commission on April 27, 2006 (the "2006 Proxy Statement"). The foregoing description and the 2006 Proxy Statement summary of the amended and restated Stock Plan are qualified in their entirety by reference to the Stock Plan itself, a copy of which is filed herewith as Exhibit 10.54 and incorporated herein by reference.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     Effective upon stockholder approval of the amended and restated Stock Plan, which occurred at the 2006 Annual Meeting, the Company's 1998 Director Option Plan (the "Director Plan") terminated as to further option grants. No further awards will be made under the Director Plan, but it will continue to govern awards previously granted thereunder. Future awards to the Company's directors will be made under the amended and restated Stock Plan.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits


     EXHIBIT                                DESCRIPTION
     -------                                -----------
      10.54 PCTEL, Inc. 1997 Stock Plan (as amended and restated on March 16, 2006)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PCTEL, Inc.

                                    By: /s/ John W. Schoen
                                        -------------------------------------
                                        John W. Schoen
                                        Chief Financial Officer

Date:  June 9, 2006


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                                 EXHIBIT INDEX

Exhibit Number      Exhibit Title
--------------      -------------

10.54               PCTEL, Inc. 1997 Stock Plan (as amended and restated on
                    March 16, 2006)